Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Record Results

Adjusted Continuing Operations Quarterly EPS of $0.61,

Increases Dividend by 33%

Fourth Quarter 2015 Results

•	Record Q4 new retail units of 35,228, up 1.4% over the prior year quarter

•	Record Q4 pre-owned units and gross profit of 28,220 and $38.8 million, respectively

•	Record Q4 fixed operations gross profit of $169.1 million, up 8.2% over the prior year quarter

•	Record Q4 total gross profit of $363.8 million, up 4.4% over the prior year quarter

•	EchoPark® stores retailed 764 units

Full Year 2015 Results

•	Record annual new retail units of 138,129, up 1.6% over the prior year

•	Record annual pre-owned units of 117,123, up 6.4% over the prior year

•	Record annual pre-owned gross profit of $162.0 million, up 3.1% over the prior year

•	Record annual fixed operations gross profit of $655.4 million

•	Record annual total gross profit of $1.415 billion

•	EchoPark® stores retailed 3,225 units

CHARLOTTE, N.C. – February 23, 2016 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported adjusted net income from continuing operations for the fourth quarter of 2015 of $30.9 million, or $0.61 per diluted share. Included in these adjusted amounts are pre-tax expenses of $3.6 million, or $0.04 per diluted share, related to the Company’s EchoPark® operations. Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the comparable GAAP financial measures.

Adjusted net income from continuing operations for the fourth quarter of 2014 was $32.5 million, or $0.63 per diluted share. Included in these adjusted amounts are pre-tax expenses of $7.1 million, or $0.08 per diluted share, related to the Company’s EchoPark® operations.

On a GAAP basis, net income from continuing operations and related diluted earnings per share for the fourth quarter of 2015 were $31.5 million and $0.63 per share, respectively, compared to $27.0 million and $0.52 per diluted share, respectively, for the fourth quarter of 2014.

Sonic reported full year 2015 adjusted net income from continuing operations of $100.2 million, or $1.97 per diluted share, that includes expenses of $16.3 million, or $0.19 per diluted share, related to the Company’s EchoPark® operations. For the full year of 2014, Sonic reported adjusted net income from continuing operations of $100.0 million, or $1.90 per diluted share, that includes expenses of $15.7 million, or $0.18 per diluted share, related to EchoPark®.

On a GAAP basis, net income from continuing operations for the full year of 2015 was $88.1 million, or $1.73 per diluted share, compared to full year 2014 results of $98.6 million, or $1.87 per diluted share.

Jeff Dyke, Sonic’s EVP of Operations, stated, “The year ended up being a great year for Sonic and EchoPark®. I am very proud of our team as we progressed together on our long-term strategy to redefine the Automotive Guest Experience. This is a huge undertaking that we are confident will reward our Guests, Associates and Long-Term Shareholders. We have been able to grow gross across all of our revenue streams with the exception of new vehicles, which is a direct reflection of manufacturers’ inventory growth in particular in the luxury category. Some of the OEM’s have simply over produced and it has caused competitive and margin pressures that we have not experienced in several years. However, the stability and strength of our pre-owned revenue stream has continued to allow us to drive additional profitability in that area. In addition, we have overcome the warranty mix issues from earlier in the year and we were able to increase same store fixed operations gross profit 9.6% in the fourth quarter of 2015 compared to the fourth quarter of 2014. Our focus on increasing customer pay, up 7.8% on a same store basis during the fourth quarter, was key to achieving this level of growth.

We are excited about the growth we are planning for EchoPark® in 2016 and 2017. Two new stores in the Denver market will open in the first half of 2016 with two more coming in the first part of 2017. We also have plans in place to add additional stores in at least two different markets beginning in Q4 2016 depending on real-estate closing dates.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.05 per share payable in cash for stockholders of record on March 15, 2016. The dividend will be payable on April 15, 2016. This represents a 33% increase in the dividend rate from the prior quarter amount of $0.0375 per share.

2016 Outlook

B. Scott Smith, the Company’s Chief Executive Officer, noted, “I am very pleased with the performance of our team in the fourth quarter and the year. Subsequent to December 31, 2015, market news and expectations related to the retail automotive sector created pressure on public company valuations. As a result, our Board of Directors increased our authorization to repurchase shares by $100.0 million. During the first quarter of 2016, we repurchased approximately 4.0 million shares, roughly 7.9% of outstanding shares as of December 31, 2015, for approximately $72.0 million.

We expect 2016 to continue to be favorable to dealers and anticipate new vehicle industry volume to be between 17.3 million and 17.6 million units, but expect new vehicle GPU pressure to continue. We project diluted earnings per share from continuing operations for 2016 to be between $2.07 and $2.17 per share. This range includes the effect of projected EchoPark® results and expansion. We are projecting a loss related to EchoPark® of between $0.21 and $0.23 per diluted share. We will have additional comments on our 2016 outlook in our earnings call later today.”

Fourth Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to:

www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 32450261

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 32450261

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated future success and impacts from the implementation of our planned customer experience and EchoPark® store initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2014. The Company does not undertake any obligation to update forward-looking information.

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,377,661	$1,337,896	$5,205,688	$5,046,010
Fleet vehicles	22,101	12,899	59,713	78,019

Total new vehicles	1,399,762	1,350,795	5,265,401	5,124,029
Used vehicles	607,430	562,993	2,512,024	2,310,247
Wholesale vehicles	34,579	38,361	155,339	166,158

Total vehicles	2,041,771	1,952,149	7,932,764	7,600,434
Parts, service and collision repair	345,068	322,924	1,364,947	1,296,570
Finance, insurance and other, net	83,796	76,755	326,588	300,095

Total revenues	2,470,635	2,351,828	9,624,299	9,197,099
Gross profit	363,848	348,464	1,414,612	1,365,900
Selling, general and administrative expenses	(275,002)	(264,402)	(1,110,565)	(1,067,433)
Impairment charges	(1,257)	(6,379)	(17,955)	(6,594)
Depreciation and amortization	(17,846)	(15,213)	(68,799)	(58,260)

Operating income (loss)	69,743	62,470	217,293	233,613
Other income (expense):
Interest expense, floor plan	(5,840)	(4,852)	(21,326)	(18,793)
Interest expense, other, net	(12,275)	(12,614)	(50,910)	(53,190)
Other income (expense), net	—	(2)	99	97

Total other income (expense)	(18,115)	(17,468)	(72,137)	(71,886)

Income (loss) from continuing operations before taxes	51,628	45,002	145,156	161,727
Provision for income taxes for continuing operations - benefit (expense)	(20,121)	(18,045)	(57,065)	(63,168)

Income (loss) from continuing operations	31,507	26,957	88,091	98,559

Income (loss) from discontinued operations	(449)	(831)	(1,780)	(1,342)

Net income (loss)	$31,058	$26,126	$86,311	$97,217

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.63	$0.52	$1.73	$1.87
Earnings (loss) per share from discontinued operations	(0.01)	(0.02)	(0.03)	(0.03)

Earnings (loss) per common share	$0.62	$0.50	$1.70	$1.84

Weighted average common shares outstanding	50,278	51,834	50,883	52,563

Gross Margin Data (Continuing Operations):
New retail vehicles	5.4%	5.9%	5.2%	5.7%
Fleet vehicles	0.1%	1.1%	(0.3%)	1.9%
Total new vehicles	5.3%	5.8%	5.1%	5.6%
Used vehicles	6.4%	6.7%	6.5%	6.8%
Wholesale vehicles	(5.8%)	(2.9%)	(4.7%)	(2.2%)
Parts, service and collision repair	49.0%	48.4%	48.8%	48.1%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%
Overall gross margin	14.7%	14.8%	14.7%	14.9%

SG&A Expenses (Continuing Operations):
Compensation	$169,510	$155,382	$666,668	$638,875
Advertising	15,470	15,409	61,630	57,437
Rent	18,481	18,384	73,539	73,707
Other	71,541	75,227	308,728	297,414

Total SG&A expenses	$275,002	$264,402	$1,110,565	$1,067,433
SG&A expenses as % of gross profit	75.6%	75.9%	78.5%	78.1%

Operating Margin %	2.8%	2.7%	2.3%	2.5%

Unit Data (Continuing Operations):
New retail units	35,228	34,755	138,129	135,932
Fleet units	628	352	1,872	2,485

Total new units	35,856	35,107	140,001	138,417
Used units	28,220	26,406	117,123	110,113
Wholesale units	6,594	6,912	30,168	29,946

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended December 31, 2015
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	49,872	$31,507		$(449)		$31,058
Effect of participating securities:
Non-vested restricted stock		(13)		—		(13)

Basic earnings (loss) and shares	49,872	$31,494	$0.63	$(449)	$(0.01)	$31,045	$0.62
Effect of dilutive securities:
Stock compensation plans	406

Diluted earnings (loss) and shares	50,278	$31,494	$0.63	$(449)	$(0.01)	$31,045	$0.62

Adjustments (net of tax):
Gain on disposal		$(1,417)	$(0.03)	$—	$—	$(1,417)	$(0.03)
Impairment charges		766	0.01	—	—	766	0.01

Total adjustments		$(651)	$(0.02)	$—	$—	$(651)	$(0.02)

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (1)		$30,856	$0.61	$(449)	$(0.01)	$30,407	$0.60

(1)	Net loss attributable to EchoPark® operations was $0.04 per fully diluted share in the three months ended December 31, 2015.

	Three Months Ended December 31, 2014
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	51,272	$26,957		$(831)		$26,126
Effect of participating securities:
Non-vested restricted stock and stock units		(86)		—		(86)

Basic earnings (loss) and shares	51,272	$26,871	$0.52	$(831)	$(0.01)	$26,040	$0.51
Effect of dilutive securities:
Stock compensation plans	562

Diluted earnings (loss) and shares	51,834	$26,871	$0.52	$(831)	$(0.02)	$26,040	$0.50

Adjustments (net of tax):
Gain on disposal		$(157)	$—	$—	$—	$(157)	$—
Impairment charges		3,943	0.08	—	—	3,943	0.08
Storm damage and other		949	0.01	—	—	949	0.01
Permanent tax differences from disposals		853	0.02	—	—	853	0.02

Total adjustments		$5,588	$0.11	$—	$—	$5,588	$0.11

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (2)		$32,545	$0.63	$(831)	$(0.02)	$31,714	$0.61

(2)	Net loss attributable to EchoPark® operations was $0.08 per fully diluted share in the three months ended December 31, 2014.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Twelve Months Ended December 31, 2015
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,489	$88,091		$(1,780)		$86,311
Effect of participating securities:
Non-vested restricted stock and stock units		(36)		—		(36)

Basic earnings (loss) and shares	50,489	$88,055	$1.74	$(1,780)	$(0.03)	$86,275	$1.71
Effect of dilutive securities:
Stock compensation plans	394

Diluted earnings (loss) and shares	50,883	$88,055	$1.73	$(1,780)	$(0.03)	$86,275	$1.70

Adjustments (net of tax):
Gain on disposal		$(2,000)	$(0.04)	$—	$—	$(2,000)	$(0.04)
Impairment charges		10,930	0.22	—	—	10,930	0.22
Storm damage and other		3,134	0.06	—	—	3,134	0.06
Effect of rounding		—	—	—	(0.01)	—	(0.01)

Total adjustments		$12,064	$0.24	$—	$(0.01)	$12,064	$0.23

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (3)		$100,155	$1.97	$(1,780)	$(0.04)	$98,375	$1.93

(3)	Net loss attributable to EchoPark® operations was $0.19 per fully diluted share in the twelve months ended December 31, 2015.

	Twelve Months Ended December 31, 2014
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,065	$98,559		$(1,342)		$97,217
Effect of participating securities:
Non-vested restricted stock and stock units		(311)		—		(311)

Basic earnings (loss) and shares	52,065	$98,248	$1.89	$(1,342)	$(0.03)	$96,906	$1.86
Effect of dilutive securities:
Stock compensation plans	498

Diluted earnings (loss) and shares	52,563	$98,248	$1.87	$(1,342)	$(0.03)	$96,906	$1.84

Adjustments (net of tax):
Gain on disposal		$(7,273)	$(0.14)	$—	$—	$(7,273)	$(0.14)
Impairment charges		4,459	0.08	—	—	4,459	0.08
Storm damage and other		3,434	0.07	—	—	3,434	0.07
Permanent tax differences from disposals		853	0.02	—	—	853	0.02
Lease exit adjustments		—	—	(844)	(0.01)	(844)	(0.01)

Total adjustments		$1,473	$0.03	$(844)	$(0.01)	$629	$0.02

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (4)		$100,032	$1.90	$(2,186)	$(0.04)	$97,846	$1.86

(4)	Net loss attributable to EchoPark® operations was $0.18 per fully diluted share in the twelve months ended December 31, 2014.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,399,762	$1,350,795	$48,967		3.6%
Gross profit	$74,209	$78,734	$(4,525)		(5.7%)
Unit sales	35,856	35,107	749		2.1%
Revenue per unit	$39,038	$38,477	$561		1.5%
Gross profit per unit	$2,070	$2,243	$(173)		(7.7%)
Gross profit as a % of revenue	5.3%	5.8%	(50	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$5,265,401	$5,124,029	$141,372		2.8%
Gross profit	$267,929	$288,626	$(20,697)		(7.2%)
Unit sales	140,001	138,417	1,584		1.1%
Revenue per unit	$37,610	$37,019	$591		1.6%
Gross profit per unit	$1,914	$2,085	$(171)		(8.2%)
Gross profit as a % of revenue	5.1%	5.6%	(50	) bps

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,391,427	$1,333,400	$58,027		4.4%
Gross profit	$74,077	$78,030	$(3,953)		(5.1%)
Unit sales	35,686	34,673	1,013		2.9%
Revenue per unit	$38,991	$38,456	$535		1.4%
Gross profit per unit	$2,076	$2,250	$(174)		(7.7%)
Gross profit as a % of revenue	5.3%	5.9%	(60	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$5,187,076	$4,965,615	$221,461		4.5%
Gross profit	$264,124	$280,264	$(16,140)		(5.8%)
Unit sales	137,884	134,062	3,822		2.9%
Revenue per unit	$37,619	$37,040	$579		1.6%
Gross profit per unit	$1,916	$2,091	$(175)		(8.4%)
Gross profit as a % of revenue	5.1%	5.6%	(50	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$607,430	$562,993	$44,437		7.9%
Gross profit	$38,772	$37,834	$938		2.5%
Unit sales	28,220	26,406	1,814		6.9%
Revenue per unit	$21,525	$21,321	$204		1.0%
Gross profit per unit	$1,374	$1,433	$(59)		(4.1%)
Gross profit as a % of revenue	6.4%	6.7%	(30	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$2,512,024	$2,310,247	$201,777		8.7%
Gross profit	$162,042	$157,246	$4,796		3.0%
Unit sales	117,123	110,113	7,010		6.4%
Revenue per unit	$21,448	$20,981	$467		2.2%
Gross profit per unit	$1,384	$1,428	$(44)		(3.1%)
Gross profit as a % of revenue	6.5%	6.8%	(30	) bps

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$586,414	$546,962	$39,452		7.2%
Gross profit	$37,523	$37,011	$512		1.4%
Unit sales	27,182	25,597	1,585		6.2%
Revenue per unit	$21,574	$21,368	$206		1.0%
Gross profit per unit	$1,380	$1,446	$(66)		(4.6%)
Gross profit as a % of revenue	6.4%	6.8%	(40	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$2,394,454	$2,211,513	$182,941		8.3%
Gross profit	$155,448	$152,355	$3,093		2.0%
Unit sales	111,212	105,161	6,051		5.8%
Revenue per unit	$21,531	$21,030	$501		2.4%
Gross profit per unit	$1,398	$1,449	$(51)		(3.5%)
Gross profit as a % of revenue	6.5%	6.9%	(40	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$34,579	$38,361	$(3,782)		(9.9%)
Gross profit (loss)	$(2,003)	$(1,122)	$(881)		(78.5%)
Unit sales	6,594	6,912	(318)		(4.6%)
Revenue per unit	$5,244	$5,550	$(306)		(5.5%)
Gross profit (loss) per unit	$(304)	$(162)	$(142)		(87.7%)
Gross profit (loss) as a % of revenue	(5.8%)	(2.9%)	(290	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$155,339	$166,158	$(10,819)		(6.5%)
Gross profit (loss)	$(7,368)	$(3,616)	$(3,752)		(103.8%)
Unit sales	30,168	29,946	222		0.7%
Revenue per unit	$5,149	$5,549	$(400)		(7.2%)
Gross profit (loss) per unit	$(244)	$(121)	$(123)		(101.7%)
Gross profit (loss) as a % of revenue	(4.7%)	(2.2%)	(250	) bps

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$33,352	$37,419	$(4,067)		(10.9%)
Gross profit (loss)	$(1,850)	$(930)	$(920)		(98.9%)
Unit sales	6,312	6,796	(484)		(7.1%)
Revenue per unit	$5,284	$5,506	$(222)		(4.0%)
Gross profit (loss) per unit	$(293)	$(137)	$(156)		(113.9%)
Gross profit (loss) as a % of revenue	(5.5%)	(2.5%)	(300	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$149,330	$160,343	$(11,013)		(6.9%)
Gross profit (loss)	$(6,689)	$(3,303)	$(3,386)		(102.5%)
Unit sales	28,723	28,968	(245)		(0.8%)
Revenue per unit	$5,199	$5,535	$(336)		(6.1%)
Gross profit (loss) per unit	$(233)	$(114)	$(119)		(104.4%)
Gross profit (loss) as a % of revenue	(4.5%)	(2.1%)	(240	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$145,787	$137,524	$8,263		6.0%
Warranty	58,923	52,396	6,527		12.5%
Wholesale parts	44,602	46,615	(2,013)		(4.3%)
Internal, sublet and other	95,756	86,389	9,367		10.8%

Total	$345,068	$322,924	$22,144		6.9%

Gross profit
Customer pay	$79,475	$74,734	$4,741		6.3%
Warranty	31,795	29,135	2,660		9.1%
Wholesale parts	7,917	8,042	(125)		(1.6%)
Internal, sublet and other	49,886	44,353	5,533		12.5%

Total	$169,074	$156,264	$12,810		8.2%

Gross profit as a % of revenue
Customer pay	54.5%	54.3%	20	bps
Warranty	54.0%	55.6%	(160	) bps
Wholesale parts	17.8%	17.3%	50	bps
Internal, sublet and other	52.1%	51.3%	80	bps

Total	49.0%	48.4%	60	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$577,265	$565,144	$12,121		2.1%
Warranty	228,093	194,468	33,625		17.3%
Wholesale parts	181,296	188,687	(7,391)		(3.9%)
Internal, sublet and other	378,293	348,271	30,022		8.6%

Total	$1,364,947	$1,296,570	$68,377		5.3%

Gross profit
Customer pay	$316,026	$309,885	$6,141		2.0%
Warranty	126,571	106,298	20,273		19.1%
Wholesale parts	32,249	32,633	(384)		(1.2%)
Internal, sublet and other	190,575	174,733	15,842		9.1%

Total	$665,421	$623,549	$41,872		6.7%

Gross profit as a % of revenue
Customer pay	54.7%	54.8%	(10	) bps
Warranty	55.5%	54.7%	80	bps
Wholesale parts	17.8%	17.3%	50	bps
Internal, sublet and other	50.4%	50.2%	20	bps

Total	48.8%	48.1%	70	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$144,672	$134,662	$10,010		7.4%
Warranty	58,520	51,482	7,038		13.7%
Wholesale parts	44,325	45,603	(1,278)		(2.8%)
Internal, sublet and other	93,519	83,613	9,906		11.8%

Total	$341,036	$315,360	$25,676		8.1%

Gross profit
Customer pay	$78,881	$73,159	$5,722		7.8%
Warranty	31,584	28,649	2,935		10.2%
Wholesale parts	7,858	7,845	13		0.2%
Internal, sublet and other	48,925	42,897	6,028		14.1%

Total	$167,248	$152,550	$14,698		9.6%

Gross profit as a % of revenue
Customer pay	54.5%	54.3%	20	bps
Warranty	54.0%	55.6%	(160	) bps
Wholesale parts	17.7%	17.2%	50	bps
Internal, sublet and other	52.3%	51.3%	100	bps

Total	49.0%	48.4%	60	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$566,939	$545,349	$21,590		4.0%
Warranty	224,478	187,094	37,384		20.0%
Wholesale parts	178,113	181,878	(3,765)		(2.1%)
Internal, sublet and other	365,554	335,435	30,119		9.0%

Total	$1,335,084	$1,249,756	$85,328		6.8%

Gross profit
Customer pay	$310,297	$299,075	$11,222		3.8%
Warranty	124,675	102,376	22,299		21.8%
Wholesale parts	31,599	31,300	299		1.0%
Internal, sublet and other	184,657	167,834	16,823		10.0%

Total	$651,228	$600,585	$50,643		8.4%

Gross profit as a % of revenue
Customer pay	54.7%	54.8%	(10	) bps
Warranty	55.5%	54.7%	80	bps
Wholesale parts	17.7%	17.2%	50	bps
Internal, sublet and other	50.5%	50.0%	50	bps

Total	48.8%	48.1%	70	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$83,796	$76,755	$7,041	9.2%
Gross profit per retail unit (excludes fleet)	$1,321	$1,255	$66	5.3%

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$326,588	$300,095	$26,493	8.8%
Gross profit per retail unit (excludes fleet)	$1,279	$1,220	$59	4.8%

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$82,764	$75,480	$7,284	9.7%
Gross profit per retail unit (excludes fleet)	$1,330	$1,260	$70	5.6%

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$318,476	$290,368	$28,108	9.7%
Gross profit per retail unit (excludes fleet)	$1,288	$1,227	$61	5.0%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Compensation	$169,510	$155,382	$(14,128)		(9.1%)
Advertising	15,470	15,409	(61)		(0.4%)
Rent	18,481	18,384	(97)		(0.5%)
Other	71,541	75,227	3,686		4.9%

Total	$275,002	$264,402	$(10,600)		(4.0%)

Total pre-tax adjustments	2,323	(1,282)	(3,605)		(281.2%)

Adjusted SG&A	$277,325	$263,120	(14,205)		(5.4%)

SG&A expenses as a % of gross profit
Compensation	46.6%	44.6%	(200	) bps
Advertising	4.3%	4.4%	10	bps
Rent	5.1%	5.3%	20	bps
Other	19.6%	21.6%	200	bps

Total	75.6%	75.9%	30	bps

Total pre-tax adjustments	0.6%	(0.4%)	(100	) bps

Adjusted SG&A as a % of gross profit	76.2%	75.5%	(70	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Compensation	$666,668	$638,875	$(27,793)		(4.4%)
Advertising	61,630	57,437	(4,193)		(7.3%)
Rent	73,539	73,707	168		0.2%
Other	308,728	297,414	(11,314)		(3.8%)

Total	$1,110,565	$1,067,433	$(43,132)		(4.0%)

Total pre-tax adjustments	(1,859)	5,673	7,532		132.8%

Adjusted SG&A	$1,108,706	$1,073,106	(35,600)		(3.3%)

SG&A expenses as a % of gross profit
Compensation	47.1%	46.8%	(30	) bps
Advertising	4.4%	4.2%	(20	) bps
Rent	5.2%	5.4%	20	bps
Other	21.8%	21.7%	(10	) bps

Total	78.5%	78.1%	(40	) bps

Total pre-tax adjustments	(0.1%)	0.5%	60	bps

Adjusted SG&A as a % of gross profit	78.4%	78.6%	20	bps